Exhibit 99.1

MICROFIELD GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
FOR THE YEAR ENDED 12/30/06

	CEI/ECI/MICG	PRO	ECI/MICG
	CONSOLIDATED	FORMA	CONSOLIDATED
	Year	ADJUSTMENTS	Year
	Ended	TO REMOVE	Ended
	12/30/06 [1]	CEI [2]	12/30/06 [3]

REVENUE	76,140,699	(72,933,646)	3,207,053
COST OF SALES	66,859,917	(63,823,049)	3,036,868

GROSS PROFIT	9,280,782	(9,110,597)	170,185

SALES, GENERAL AND ADMIN EXPENSE	13,469,421	(8,835,735)	4,633,686
STOCK-BASED COMPENSATION	1,442,251	-	1,442,251

TOTAL OPERATING EXPENSE	14,911,672	(8,835,735)	6,075,937

NET OPERATING LOSS	(5,630,890)	(274,862)	(5,905,752)

OTHER INCOME (EXPENSE)	6,463,850	1,020,355	7,484,205

NET LOSS	832,960	745,493	1,578,453

1  Per the audited financial statements from Microfield’s 2006 Form 10-K.
2  For purposes of this pro forma, the income statement amounts of  CEI as of December 30, 2006, were adjusted out of the consolidated amounts that were included in the December 30, 2006 audited income statement filed in Microfield’s 2006 Form 10-K.
3  These unaudited amounts represent the pro forma combined income statements of ECI and MICG as of   December 30, 2006, after elimination of the CEI income statement amounts.

MICROFIELD GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF 12/30/06

	CEI/ECI/MICG	PRO FORMA	ECI/MICG
	CONSOLIDATED	ADJUSTMENTS	CONSOLIDATED
	As of	TO REMOVE	As of
	12/30/06 [1]	CEI [2]	12/30/06 [3]
	(Audited)	(Unaudited)	(Unaudited)

CASH	2,544,784	(2,091,250)	453,533
ACCOUNTS RECEIVABLE	9,105,485	(9,006,793)	98,693
OTHER CURRENT ASSETS	3,300,567	(3,251,721)	48,846

TOTAL CURRENT ASSETS	14,950,836	(14,349,764)	601,072

FIXED ASSETS, NET	659,295	(588,779)	70,515
GOODWILL	35,977,047	(6,623,520)	29,353,527
INTANGIBLES, NET	5,466,087	(3,320,251)	2,145,837
OTHER ASSETS	94,081	(84,081)	10,000

TOTAL ASSETS	57,147,346	(24,966,395)	32,180,951

ACCOUNTS PAYABLE	5,063,271	(3,636,037)	1,427,234
OTHER CURRENT LIABILITIES	3,376,891	(3,093,719)	283,172
OPERATING LINE OF CREDIT	3,830,321	(3,710,905)	119,416

TOTAL CURRENT LIABILITIES	12,270,484	(10,440,661)	1,829,823

LONG TERM LIABILITIES	1,260,859	(1,260,859)	-

CAPITAL	150,277,177	(387,537)	149,889,640
RETAINED EARNINGS	(106,661,173)	(12,877,338)	(119,538,512)

NET EQUITY	43,616,004	(13,264,876)	30,351,128

TOTAL LIABILITIES AND EQUITY	57,147,346	(24,966,395)	32,180,951

1 Per the audited financial statements from Microfield’s 2006 Form 10-K.
2  For purposes of this pro forma, the balance sheet totals of  CEI as of December 30, 2006, were adjusted out of the consolidated totals that were included in the December 30, 2006 audited balance sheet included in Microfield’s 2006 Form 10-K.
3  These unaudited amounts represent the pro forma combined balance sheets of ECI and MICG as of December 30, 2006, after elimination of the CEI balance sheet amounts.

MICROFIELD GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
FOR THE NINE MONTHS ENDED 9/29/07

	CEI/ECI/MICG	PRO	ECI/MICG
	CONSOLIDATED	FORMA	CONSOLIDATED
	Nine Months	ADJUSTMENTS	Nine Months
	Ended	TO REMOVE	Ended
	9/29/07 [1]	CEI [2]	9/29/07 [3]

REVENUE	52,005,473	(41,597,436)	10,408,037
COST OF SALES	41,020,602	(34,108,022)	6,912,579

GROSS PROFIT	10,984,872	(7,489,414)	3,495,458

SALES, GENERAL AND ADMIN EXPENSE	12,156,047	(7,108,567)	5,047,480
STOCK-BASED COMPENSATION	668,443	-	668,443

TOTAL OPERATING EXPENSE	12,824,490	(7,108,567)	5,715,923

NET OPERATING LOSS	(1,839,619)	(380,847)	(2,220,466)

OTHER INCOME (EXPENSE)	(342,644)	587,523	244,879

NET LOSS	(2,182,263)	206,677	(1,975,587)[4]

1  Per the unaudited financial statements from Microfield’s 2007 third quarter Form 10-Q.
2  For purposes of this pro forma, the income statement amounts of  CEI as of September 29, 2007, were adjusted out of the consolidated amounts that were included in the September 29, 2007 unaudited income statement filed in Microfield’s 2007 third quarter Form 10-Q.
3  These unaudited amounts represent the pro forma combined income statements of ECI and MICG as of  September 29, 2007, after elimination of the CEI income statement amounts.
4  The Company’s direct costs for legal, advisory and other services in connection with this transaction are estimated to be approximately $250,000, and are not included in this loss amount through the nine months ended September 29, 2007.  These direct costs will be included in the financial statements in 2008.

MICROFIELD GROUP, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF 9/29/07

	CEI/ECI/MICG	PRO FORMA	ECI/MICG
	CONSOLIDATED	ADJUSTMENTS	CONSOLIDATED
	As of	TO REMOVE	As of
	9/29/07 [1]	CEI [2]	9/29/07 [3]
	(Unaudited)	(Unaudited)	(Unaudited)

CASH	1,824,799	(1,140,654)	684,145
ACCOUNTS RECEIVABLE	10,520,414	(8,620,181)	1,900,233
OTHER CURRENT ASSETS	3,626,244	(3,360,059)	266,185

TOTAL CURRENT ASSETS	15,971,457	(13,120,894)	2,850,562

FIXED ASSETS, NET	750,866	(664,473)	86,393
GOODWILL	35,977,047	(6,623,520)	29,353,527
INTANGIBLES, NET	5,069,574	(3,103,037)	1,966,537
OTHER ASSETS	94,663	(84,081)	10,583

TOTAL ASSETS	57,863,608	(23,596,006)	34,267,602

ACCOUNTS PAYABLE	5,487,321	(3,365,129)	2,122,192
OTHER CURRENT LIABILITIES	4,512,397	(4,512,397)	-
OPERATING LINE OF CREDIT	5,109,719	(4,991,286)	118,433

TOTAL CURRENT LIABILITIES	15,109,437	(12,868,812)	2,240,625

LONG TERM LIABILITIES	71,430	(71,430)	-

CAPITAL	151,526,177	(4,522,964)	147,003,213
RETAINED EARNINGS	(108,843,436)	(6,132,800)	(114,976,236)

NET EQUITY	42,682,741	(10,655,764)	32,026,977

TOTAL LIABILITIES AND EQUITY	57,863,608	(23,596,006)	34,267,602

1  Per the unaudited financial statements from Microfield’s 2007 third quarter Form 10-Q.
2  For purposes of this pro forma, the balance sheet totals of  CEI as of September 29, 2007, were adjusted out of the consolidated totals that were included in the September 29, 2007 unaudited balance sheet filed in Microfield’s 2007 third quarter Form 10-Q.
3  These unaudited amounts represent the pro forma combined balance sheets of ECI and MICG as of September 29, 2007, after elimination of the CEI balance sheet amounts.